                                                                    EXHIBIT 20.4


                     [COOPERS & LYBRAND L.L.P. LETTERHEAD]

March 29, 1996


AT&T Universal Card Services Corp.
7595 Baymeadows Way
Jacksonville, FL  32256

Bankers Trust Company
4 Albany Street
10th Floor
New York, NY  10006

Fitch Information Services, Inc.
1201 East 7th Street
Powell, Wyoming  82435

Moody's Investor Service
99 Church Street
New York, NY  10007
Attention:  ABS Monitoring-4th Floor

Standard & Poor's Corporation
ABS Surveillance:  Credit Cards
26 Broadway, 10th Floor
New York, NY  13004

Ladies and Gentlemen:

We have applied certain agreed-upon procedures, as discussed below, to accounting records of the AT&T Universal Card Master Trust ("Trust") and the Monthly Reports (Monthly Application of Funds Certificate, Form of Monthly Payment Instructions and Notification to the Trustee, and Form of Monthly Statement) relating to the Series 1995-1 through 1995-5 Asset Backed Certificates issued by the Trust for the year ended December 31, 1995 ("Period"), solely to assist you in the evaluation of certain financial information provided in the Monthly Reports. It is understood that this report is solely for your information and is not to be referred to or distributed for any purpose to anyone who is not one of the above-named addressees. However, this report is a matter of public record as a result of being included as an exhibit to the annual report on Form 10-K prepared by AT&T Universal Funding Corp. and filed with the Securities and Exchange Commission on behalf of the Trust.

All capitalized terms herein have the respective meanings as defined in the Pooling and Servicing Agreement dated as of August 1, 1995, between AT&T Universal Funding Corp., AT&T Universal Card Services Corp. ("Servicer") and Bankers Trust Company ("Trustee"), and the

March 29, 1996
Page 2

related Series 1995-1 through 1995-5 Supplements, collectively the "Agreement." Italicized items are section, line or column titles within the indicated reports. For purposes of this letter, we have performed the following agreed-upon procedures:

      1. Total Systems Services, Inc. ("TSYS") is the third-party processor of receivables for the Servicer. We obtained and read the "Report on Policies and Procedures Placed in Operations and Tests of Operating Effectiveness for the Total System," prepared by KPMG Peat Marwick LLP and dated October 5, 1995. This report stated that the TSYS policies and procedures tested, which are defined in the report, "... were operating with sufficient effectiveness to provide reasonable, but not absolute, assurance that the control objectives specified ... were achieved during the period from April 1, 1995 to September 30, 1995." A report covering the period October 1, 1995 through December 31, 1995 is not available.

      2. In the course of this engagement, Coopers & Lybrand L.L.P. obtained from the Servicer the following documents and data related to the servicing of the Trust during the period August 1, 1995 to December 31, 1995:

          - The Monthly Reports for Series 1995-1 through 1995-5, reporting activity from the issuance of each Series through December 31, 1995.
          - Screen prints from the TSYS system of various portfolio amounts and activity for the six days selected in 4. below.
          - The following Lotus spreadsheet reports, prepared by the Servicer showing daily reconciliations of various amounts and activity in the Trust portfolio. We obtained a written representation from the Servicer that the information on these reports is manually input from the information on the TSYS screen prints or electronically calculated from the amounts manually input.
                      i. Trust Pool Reconciliation  ("Report 1")
                     ii. Principal, F/C, Interchange Activity ("Report 2")
                    iii. Principal Adjustments ("Report 3")
                     iv. Untitled monthly report which summarizes daily
                         collections, outstandings and charge-offs ("Report 4")
          - The following Lotus spreadsheet reports prepared by the Servicer which aggregate daily portfolio information for use in monthly reporting. We obtained a written representation from the Servicer that the information on these reports is manually input from Reports 1-4, defined above, or from the Prospectus Supplements for the Series, or is electronically calculated from the amounts manually input:
                     i.  Monthly Portfolio Setup and Input ("Report 5")
                    ii.  Monthly Series Setup and Input ("Report 6")
          - Schedules calculating the Servicing Fee Paid for each of the months in the Period.

       3. We performed the following procedures (all reports indicated below are the December 1995 reports):

March 29, 1996
Page 3

          - Recalculated the Series 1995-1 Investor Interest Principal Collections of $151,157,425.71 indicated by tickmark A in Attachment I as the Investor Floating Allocation Percentage of 57.4525966% multiplied by the Series Allocations Principal Collections of $263,099,380.32, all per the Series 1995-1 Servicer's Report. No exception was noted.
          - Recalculated the Series Allocations Principal Collections of $263,099,380.32 per the Series 1995-1 Servicer's Report as Trust Totals Principal Collections of $923,306,703.84 per the Series 1995-1 Servicer's Report multiplied by the Series Allocation Percentage for Series 1995-1 of 28.50% per Report 6. The Series Allocation Percentage for Series 1995-1 of 28.50% per Report 6 is a rounded number from the actual percentage of 28.49534%. This results in a difference of $43,030.27.
          - Agreed Trust Totals Principal Collections of $923,306,703.84 per the Series 1995-1 December Servicer's Report to the Month To Date Totals in the Principal Collections column of $923,306,703.84 in the section of Report 5 which is net of Account Owner Retained Interest. No exception was noted.
          - Recalculated the Month to Date Total of the Principal Collections column of $923,306,703.84 as the sum of the daily Principal Collections amounts, all in the section of Report 5 which is net of Account Owner Retained Interest. No exception was noted.
          - Recalculated the December 6 Principal Collections of $46,742,322.40, included in the section of Report 5 titled "Monthly Period Trust Portfolio Accounts Activity (Net of Account Owner Retained Interest)" as the December 6 Principal Collections of $46,875,729.46 in the section which is before adjustment for Account Owner Retained Interest, multiplied by the sum of 1 minus the Account Owner Retained Interest Factor of 0.2846%, multiplied by the sum of 1 minus the Discount Percentage of 0.00%, all per Report 5. No exception was noted.
          - Agreed the December 6 Principal Collections of $46,875,729.46 in the section of Report 5 before adjustment for Account Owner Retained Interest to the total of the Principal Collections section of $46,875,729.46 in Report 2 for December 6. No exception was noted.
          - Recalculated the December 6 amount Purchases less payment reversals of $41,652,327.55 in the Principal Collections section in Report 2 from the information in Report 1, as follows: the sum of the December 6 Debits (payments) of $43,008,149.13 and December 6 Payment Reversal of $32.61, both in the Purchases section; less the December 7 Adjust by Prior Month's Overlimit Fees of $23,805.00 and December 7 Adjust by Prior Month's NSF Fees of $3,165.00, both in the Reclass/Adjustments section, without exception.
          - Agreed the December 6 Debits (payments) of $41,679,330.16 in Report 1 to the December 6 Purchases Collections of $41,679,330.16 in Report 4, without exception.
          - Agreed the December 6 Purchases Collections of $41,679,330.16 in Report 4 to the Purchases of $41,679,330.16 in the Payment Allocation section of the Agent Bank Summary report (part of the TSYS screen prints) for Agent Bank 6901, without exception.

March 29, 1996
Page 4


       4.  We also performed the following procedures:
          - We selected six days during the Period (October 11, October 26, November 13, November 28, December 12, and December 27), and agreed the amounts on the TSYS screen prints for the selected days to the following line items on Report 1 for the appropriate month and day:
                 i. In the Purchases section of the report, New Purchases
                ii. In the Cash Advance section of the report, Debits (Payments)
               iii. In the Purchase F/C section of the report, Payments
                iv. In the Charge-offs section of the report, Total
          -    For the six days selected above, we agreed the Payment
               Allocation amount Purchases on the TSYS screen print for the selected days to the New Purchases amount on Report 3.
          - For November 13 and December 27, we agreed the following information on Report 2 to the information on Report 1:
                i. In the Finance Charge Collections section, Purchase F/C less payment reversal agreed to the Purchase F/C section Payments amount;
               ii. In the Principal Collections section, Purchases less payment reversal agreed to the Purchases section, Debits/(payments) less the sum of Additional Payments - NSF Fee and Additional Payments - Overlimit Fees, both in the Reclasses from purchasing section;
          - For November 13 and December 27, we agreed the following amounts on Report 2 to amounts on Report 3:
                i. In the New Principal Receivables section, Purchases plus Credit Adjustments agreed to the Purchases section, New Purchases;
               ii. In the Principal Charge-Offs section, Cash Advances agreed to the Cash Advance section, Charge-Offs.

       5. For the following items in the December 1995 Report 5, we agreed the Monthly Totals line in the Monthly Period Trust Portfolio Accounts Activity section to the MTD column on the December 1995 Report 2 for the following columns, all without exception:
          -    Finance Charge Collections of $74,385,018.81
          -    Interchange Collections of $14,754,451.29
          -    Principal Collections of $925,941,909.54
          -    Principal Charge-off Amount of $29,808,614.63

       6. We recalculated the Series Allocation Percentage for each series on the November Report 6 as each individual Series Invested Amount divided by the Trust column Series Invested Amount of $2,675,000,000, without exception.

       7. We agreed the amounts noted by tickmark B on Attachment I to the December Report 5 Monthly Totals line in the section Monthly Period Trust Portfolio Accounts Activity in the section which is net of Account Owner Retained Interest, without exception.

March 29, 1996
Page 5


       8. We agreed the amounts noted by tickmark C on Attachment I to the November Report 6 Series Allocation Percent in the appropriate Series column, without exception.

       9. We recalculated the percentage noted by tickmark D on Attachment I as the sum of: Trust Totals Finance Charges Collections of $99,401,010.50, Trust Totals Discount Option Receivable Collections of $0.00 and Trust Totals Recoveries $2,825,899.61, less Trust Totals Defaults of $29,263,255.26, divided by Trust Totals Beginning Principal Receivables Balance of $6,122,823,366.22, all on Attachment I, multiplied by 12, without exception.

      10. We recalculated the percentage noted by tickmark E on Attachment I as Trust Totals Principal Collections of $1,975,147,912.97 divided by the Trust Totals Beginning Principal Receivables Balance of $6,030,037,436.00, all on Attachment I, divided by 2, without exception.

      11. We recalculated the percentages noted by tickmark F on Attachment I as Trust Totals Defaults of $29,723,780.12 divided by Trust Totals Beginning Principal Receivables Balance of $6,108,245,754.30, all on Attachment I, multiplied by 12, without exception.

      12. We recalculated the percentage noted by tickmark G on Attachment I as Investor Interest Reallocated Investor Finance Charge Collections of $11,721,362.64 plus Interest and Principal Funding Investment Proceeds for the Investor Interest of $0.00 less the Investor Interest Investor Default Amount Due of $3,748,223.04, divided by the Investor Interest Beginning Invested/Transferor Amount of $750,000,000.00, all on Attachment I, multiplied by 12, without exception.

      13. We recalculated the percentage indicated by tickmark H on Attachment I as Investor Interest Investor Monthly Interest Due (in the Monthly Funding Requirements section) of $2,248,640.66, divided by the Investor Interest Beginning Invested/Transferor Amount of $500,000,000.00, both on Attachment I, multiplied by 360, divided by the Days in Interest Period of 27 days for Series 1995-5 on Report 6 plus the Investor/Interest Investor Monthly Fees Due (in the Monthly Funding Requirements section) of $305,555.56, divided by the Investor Interest Beginning Invested/Transferor Amount of $500,000,000.00, both on Attachment I, multiplied by 360, divided by the Days in Servicing Period of 11 days for Series 1995-5 on Report 6, without exception.

      14. We recalculated the Servicing Fee Paid of $666,666.67 for Series 1995-3 for November, indicated by tickmark I on Attachment I, as the total combined servicing fee for Series 1995-2 and 1995-3 of $1,333,333.33 per a schedule prepared by the Servicer, divided by 2, without exception.

March 29, 1996
Page 6


      15. We obtained a written representation from the Servicer that no expenses related to the Trust have been paid from the Trust's funds, as required by Section 3.01 (e) of the Agreement.

      16. We obtained a written representation from the Servicer that Daily Records were available for inspection by the Trustee as required by
          Section 3.04 (a) of the Agreement.

      17. We obtained a written representation from the Servicer that all Monthly Reports were filed within the requirements of Section 3.04
          (b) of the Agreement.

      18. We obtained a written representation from the Servicer that the Annual Certificates of Servicer for Series 1995-1, 1995-2 and 1995-3 were filed within the requirements of Section 3.05 of the Agreement. We also obtained a written representation from the Servicer that such Annual Certificates were not required for Series 1995-4 and 1995-5.

      19. We obtained a written representation from the Servicer that adjustments to receivables and dishonored checks were accounted for in accordance with Section 3.09 (a) and (b).

      20. We obtained a written representation from the Servicer that all reports required to be filed with the Securities and Exchange Commission were filed timely as required by Section 3.10.

      21. We obtained from the Servicer the bank account statements prepared by the Trustee for the month ended December 31, 1995 for the Collection Account and the Special Funding Account maintained at the Trustee and noted, based on the account name, that the account did not bear a designation clearly indicating that funds deposited therein are held for the benefit of the Certificate holders. However, an employee of the Trustee orally confirmed that the Trustee's records designate the aforementioned accounts for the benefit of the Certificateholders.

     22. We obtained from the Servicer the bank account statements prepared by the Trustee for the months September through December 1995 for the Collection Account and the Special Funding Account which reports investment activity in these accounts. All such investments were in commercial paper of AT&T or American Express. We obtained a written representation from the Servicer that these investments are Eligible Investments, as defined by the Agreement.

     23. We obtained from the Servicer press releases of Standard and Poor's and Moody's, indicating that as of September 20, 1995, AT&T's commercial paper rating was rated A-1 by Standard and Poors and P-1 by Moody's. We obtained a written representation from the Servicer that there were no changes in the commercial paper rating of AT&T during the Period. We reviewed the October and December statements of the Collection

March 29, 1996
Page 7

          Account, noting that the deposits amounts required on October 16 of $7,804.088.89 for Series 1 and December 15 of $4,178,917.19 for
          Series 3 and indicated by tickmark J on Attachment I were made on such dates.

     24. We obtained a written representation from the Servicer that requirements (i), (ii), and (iii) of Section 4.06 of the Agreement were met during the Period.

     25. We obtained a written representation from the Servicer that no receivables were sold or transferred to a third party during the Period.

Certain amounts, numbers, percentages and ratios referred to above have been rounded or truncated by the Servicer. In all instances where we noted agreement of amounts, numbers, percentages and ratios, such agreement is after giving consideration to the effect of such rounding or truncation.

Because the above procedures do not constitute an audit conducted in accordance with generally accepted auditing standards, we do not express an opinion on any of the accounts or items referred to above. In connection with the procedures referred to above, no matters came to our attention that caused us to believe the Monthly Reports might require adjustment. Had we performed additional procedures or had we conducted an audit of the Trust in accordance with generally accepted auditing standards, matters might have come to our attention that would have been reported to you. This report relates only to the accounts and items specified above and does not extend to any financial statements of the Trust or Servicer taken as a whole.

                                        /s/ COOPERS & LYBRAND LLP
                                        -------------------------

                                                                    ATTACHMENT I

AT&T Universal Funding Corporation                                                  AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                 Series 1995-1
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                           Class A              Class B            CIA Investor            Investor
                                                                                                                 Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Beginning Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount           870,000,000.00        60,000,000.00          70,000,000.00     1,000,000,000.00
Floating Allocation Percentage                     87.0000000%           6.0000000%             7.0000000%          57.4525966%
Principal Allocation Percentage                    87.0000000%           6.0000000%             7.0000000%          57.4525966%
Finance Charge Collections                       12,660,039.08           873,106.14           1,018,623.83        14,551,769.06
Trust Portfolio Yield
Principal Collections                           131,506,960.37         9,069,445.54          10,581,019.80       151,157,425.71  A
Discount Percentage
Discount Option Receivable Collections                    0.00                 0.00                   0.00                 0.00
Monthly Payment Rate
Defaults                                          4,233,570.45           291,970.38             340,632.10         4,866,172.93
Monthly Default Rate
Recoveries                                          326,750.54            22,534.52              26,290.27           375,575.33
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                          0.00                   0.00
Charged-Off Principal                                     0.00                 0.00                  (0.00)
Reimbursed Principal                                      0.00                 0.00                   0.00
Ending Invested/Transferor Amounts              870,000,000.00        60,000,000.00          70,000,000.00     1,000,000,000.00
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                           Monthly Report                        31-Dec-95
                                                                           Distribution Date                     17-Jan-96
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                  Transferor                 Series                   Trust
- ----------------------                                   Interest                Allocations               Totals
Beginning Principal  Receivables Balance                                                                  6,108,245,754.30
Special Funding Account Balance                                                                                       0.00
Beginning Total Principal Balance                                                                         6,108,245,754.30

Series Allocation Percentage                                                               28.50%
Beginning Invested /Transferor Amount                       740,565,368.07       1,740,565,368.07
Floating Allocation Percentage                                 42.5474034%           100.0000000%
Principal Allocation Percentage                                42.5474034%           100.0000000%
Finance Charge Collections                                   10,776,536.21          25,328,305.27            88,885,781.57
Trust Portfolio Yield                                                                                               12.07%
Principal Collections                                       111,941,954.61         263,099,380.32           923,306,703.84
Discount Percentage                                                                                                  0.00%
Discount Option Receivable Collections                                0.00                   0.00                     0.00
Monthly Payment Rate                                                                                                15.12%
Defaults                                                      3,603,719.14           8,469,892.07            29,723,780.12
Monthly Default Rate                                                                                                 5.84%
Recoveries                                                      278,138.08             653,713.41             2,294,106.40
Adjustments                                                                                                  (5,387,030.88)
New Receivables                                                                                           1,137,732,251.42
Ending Principal Receivables Balance                                                                      6,298,334,552.65
Minimum Series Required Balance                                                                           1,070,000,000.00
Special Funding Account Balance                                                                                       0.00
Ending Total Principal Balance                                                                            6,298,334,552.65

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                          794,731,816.60       1,794,731,816.60         6,298,334,552.65
- ------------------------------------------------------------------------------------------------------------------------------------

Group I Information                     Series 1995-1        Series 1995-3        Series            Series          Group Total
- -------------------
Invested Amount                       1,000,000,000.00       750,000,000.00           0.00             0.00     1,750,000,000.00
Average Rate                                   5.9820%              6.0872%        0.0000%          0.0000%              6.0271%
Investor Finance Charge Collections      14,927,344.39        11,195,508.29           0.00             0.00        26,122,852.68
Investor Principal Collections          151,157,425.71       113,368,069.28           0.00             0.00       264,525,495.00
Investor Default Amount Due               4,866,172.93         3,649,629.69           0.00             0.00         8,515,802.62
Investor Monthly Interest Due             4,984,979.17         3,804,484.38           0.00             0.00         8,789,463.54
Investor Monthly Fees Due                 1,666,666.67         1,250,000.00           0.00             0.00         2,916,666.67
Investor Additional Amounts Due                   0.00                 0.00           0.00             0.00                 0.00
- -----------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                 Class A              Class B      CIA Investor          Total
- ----------------------------
Investor Coupon                                5.9550%              6.0750%        6.2375%
Investor Monthly Interest Due             4,317,375.00           303,750.00     363,854.17     4,984,979.17
Investor Outstanding Interest Due                 0.00                 0.00           0.00             0.00
Investor Additional Interest Due                  0.00                 0.00           0.00             0.00
Investor Total Interest Due               4,317,375.00           303,750.00     363,854.17     4,984,979.17
Investor  Default Amount Due              4,233,570.45           291,970.38     340,632.10     4,866,172.93
Investor Monthly Fees Due                 1,450,000.00           100,000.00     116,666.67     1,666,666.67
Investor Additional Amounts Due                   0.00                 0.00           0.00             0.00
Total Due                                10,000,945.45           695,720.38     821,152.94    11,517,818.76
- ------------------------------------------------------------------------------------------------------------------------------------

Reallocated Investor Finance Charge Collections                                               14,889,772.96
Interest and Principal Funding Investment Proceeds                                                     0.00
Series Adjusted Portfolio Yield                                                                      12.03%
Base Rate                                                                                             7.98%
- ------------------------------------------------------------------------------------------------------------------------------------

Application of Collections                            Class A               Class B     IA Investor          Total
- --------------------------
Available Funds                                    12,954,102.47           893,386.38   1,042,284.11    14,889,772.96
Monthly Interest Paid                               4,317,375.00           303,750.00           0.00     4,621,125.00
Investor Default Amount Paid                        4,233,570.45                 0.00           0.00     4,233,570.45
Excess Spread                                       4,403,157.03           589,636.38   1,042,284.11     6,035,077.51
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                  0.00                 0.00                            0.00
Investor Default Amount Shortfall                           0.00           291,970.38                      291,970.38
Required Amount                                             0.00           291,970.38                      291,970.38
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                       0.00                 0.00     363,854.17       363,854.17
Investor Default Paid                                       0.00           291,970.38     340,632.10       632,602.48
Investor Additional Amounts Paid                            0.00                 0.00           0.00             0.00
Servicing Fee Paid                                                                                       1,666,666.67
Excess Finance Charge Collections                                                                        3,371,954.20
- ------------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                            0.00           0.00             0.00
Monthly Interest Paid                                       0.00                 0.00
Investor Default Paid                                       0.00                 0.00                            0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                                0.00                 0.00           0.00
Principal Charge-Offs                                       0.00                 0.00          (0.00)
- ------------------------------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount                                                                                   0.00
Principal Funding Account Deposit                                                                                0.00
Principal Funding Account Balance                                                                                0.00

- ------------------------------------------------------------------------------------------------------------------------------------
Certificates                                       Class A              Class B            CIA Investor              Total
Beginning Certificates Balance                    870,000,000.00        60,000,000.00          70,000,000.00     1,000,000,000.00
Interest Distribution                                       0.00                 0.00             363,854.17           363,854.17
Principal Distribution                                      0.00                 0.00                   0.00                 0.00
Total Distribution                                          0.00                 0.00             363,854.17           363,854.17
Ending Certificate Balance                        870,000,000.00        60,000,000.00          70,000,000.00     1,000,000,000.00
Pool Factor                                          100.000000%          100.000000%            100.000000%
Total Distribution Per 1,000 Certificate                  0.0000               0.0000                 5.1979
Interest Distribution Per 1,000 Certificate               0.0000               0.0000                 5.1979
Principal Distribution Per 1,000 Certificate              0.0000               0.0000                 0.0000

1st   Collection Account Deposit                    4,461,287.50           313,875.00                                4,775,162.50
2nd Collection Accounts Deposit                     4,317,375.00           303,750.00                                4,621,125.00
3rd Collection Accounts Deposit                             0.00                 0.00                                        0.00
Quarterly Interest Distribution                     8,778,662.50           617,625.00                                9,396,287.50


Delinquencies                   1-30            31-60          61-90          91-120          120+            Total
- -------------                   ----            -----          -----          ------          ----            -----
Number of Accounts               212,341         37,151         17,190         12,357          17,846            296,885
Balance of Accounts          475,818,424     71,038,922     50,016,733     38,095,149      57,696,282     692,665,510.05

Change in Account Owner
  Retained Interest                             0.0163%

                                                           ATTACHMENT 1 - PAGE 2


AT&T Universal Funding Corporation                                                 AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                Series 1995-4
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                           Class A             Class B            CIA Investor              Investor
- ----------------------                                                                                            Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount           465,000,000.00                0.00          35,000,000.00          500,000,000.00
Floating Allocation Percentage                     93.0000000%          0.0000000%             7.0000000%             57.4525966%
Principal Allocation Percentage                    93.0000000%          0.0000000%             7.0000000%             57.4525966%
Finance Charge Collections                        6,766,572.61                0.00             509,311.92            7,275,884.53
Trust Portfolio Yield
Principal Collections                            70,288,202.96                0.00           5,290,509.90           75,578,712.86
Discount Percentage
Discount Option Receivable Collections                    0.00                0.00                   0.00                    0.00
Monthly Payment Rate
Defaults                                          2,262,770.41                0.00             170,316.05            2,433,086.46
Monthly Default Rate
Recoveries                                          174,642.53                0.00              13,145.14              187,787.66
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                         0.00                   0.00
Charged-Off Principal                                     0.00                0.00                  (0.00)
Reimbursed Principal                                      0.00                0.00                   0.00
Ending Invested/Transferor Amounts              465,000,000.00                0.00          35,000,000.00          500,000,000.00
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                    Monthly Report                            31-Dec-95
                                                                    Distribution Date                         17-Jan-96
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                  Transferor                Series                    Trust
                                                         Interest              Allocations                  Totals
Beginning Principal  Receivables Balance                                                               6,108,245,754.30
Special Funding Account Balance                                                                                    0.00
Ending Total Principal Balance                                                                         6,108,245,754.30

Series Allocation Percentage                                                           14.25%
Beginning Invested /Transferor Amount                370,282,684.04            870,282,684.04
Floating Allocation Percentage                          42.5474034%              100.0000000%
Principal Allocation Percentage                         42.5474034%              100.0000000%
Finance Charge Collections                             5,388,268.10             12,664,152.63             88,885,781.57
Trust Portfolio Yield                                                                                            12.07%
Principal Collections                                 55,970,977.30            131,549,690.16            923,306,703.84     B
Discount Percentage                                                                                               0.00%
Discount Option Receivable Collections                         0.00                      0.00                      0.00
Monthly Payment Rate                                                                                             15.12%
Defaults                                               1,801,859.57              4,234,946.04             29,723,780.12     B
Monthly Default Rate                                                                                              5.84%     F
Recoveries                                               139,069.04                326,856.70              2,294,106.40
Adjustments                                                                                               (5,387,030.88)
New Receivables                                                                                        1,137,732,251.42     B
Ending Principal  Receivables Balance                                                                  6,298,334,552.65
Minimum Series Required Balance                                                                          535,000,000.00
Special Funding Account Balance                                                                                    0.00
Ending Total Principal Balance                                                                         6,298,334,552.65

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                   370,282,684.04            870,282,684.04          6,298,334,552.65
- ------------------------------------------------------------------------------------------------------------------------------------

Group III Information                    Series 1995-4       Series            Series             Series           Group Total
- ---------------------
Invested Amount                          500,000,000.00         0.00              0.00               0.00        500,000,000.00
Average Rate                                    5.9036%      0.0000%           0.0000%            0.0000%               5.9036%
Investor Finance Charge Collections        7,463,672.19         0.00              0.00               0.00          7,463,672.19
Investor Principal Collections            75,578,712.86         0.00              0.00               0.00         75,578,712.86
Investor Default Amount Due                2,433,086.46         0.00              0.00               0.00          2,433,086.46
Investor Monthly Interest Due              2,213,866.09         0.00              0.00               0.00          2,213,866.09
Investor Monthly Fees Due                    305,555.56         0.00              0.00               0.00            305,555.56
Investor Additional Amounts Due                    0.00         0.00              0.00               0.00                  0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                  Class A        Class B       CIA Investor          Total
- ----------------------------
Investor Coupon                                 5.8791%      0.0000%           6.2297%
Investor Monthly Interest Due              2,050,336.73         0.00        163,529.36       2,213,866.09
Investor Outstanding Interest Due                  0.00         0.00              0.00               0.00
Investor Additional Interest Due                   0.00         0.00              0.00               0.00
                                                   ----         ----              ----               ----
Investor Total Interest Due                2,050,336.73         0.00        163,529.36       2,213,866.09
Investor  Default Amount Due               2,262,770.41         0.00        170,316.05       2,433,086.46
Investor Monthly Fees Due                    284,166.67         0.00         21,388.89         305,555.56
Investor Additional Fees Due                       0.00         0.00              0.00               0.00
                                                   ----         ----              ----               ----
Total                                      4,597,273.81         0.00        355,234.30       4,952,508.11
- ------------------------------------------------------------------------------------------------------------------------------------

Reallocated Investor Finance Charge Collections                                              7,463,672.19
Interest and Principal Funding Investment Proceeds                                                   0.00
Series Adjusted Portfolio Yield                                                                    12.07%
Base Rate                                                                                           7.90%
- ------------------------------------------------------------------------------------------------------------------------------------

Application of Collections                         Class A               Class B            CIA Investor               Total
- --------------------------
Available Funds                                  6,941,215.14                0.00             522,457.05            7,463,672.19
Monthly Interest Paid                            2,050,336.73                0.00                   0.00            2,050,336.73
Investor Default Amount Paid                     2,262,770.41                0.00                   0.00            2,262,770.41
Excess Spread                                    2,628,108.00                0.00             522,457.05            3,150,565.05
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                               0.00                0.00                                           0.00
Investor Default Amount Shortfall                        0.00                0.00                                           0.00
Required Amount                                          0.00                0.00                                           0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                    0.00                0.00             163,529.36              163,529.36
Investor Default Paid                                    0.00                0.00             170,316.05              170,316.05
Investor Additional Amounts Paid                         0.00                0.00                   0.00                    0.00
Servicing Fee Paid                                                                                                    305,555.56
Excess Finance Charge Collections                                                                                   2,511,164.08
- ------------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                        0.00                   0.00                    0.00
Monthly Interest Paid                                    0.00                0.00
Investor Default Paid                                    0.00                0.00                                           0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Outstanding Montly Interest                              0.00                0.00                   0.00
Principal Charge-Offs                                    0.00                0.00                  (0.00)
- ------------------------------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount                                                                                              0.00
Principal Funding Account Deposit                                                                                           0.00
Principal Funding Account Balance                                                                                           0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Certificates                                    Class A               Class B              CIA Investor               Total
- ------------
Beginning Certificates Balance                 465,000,000.00                0.00          35,000,000.00          500,000,000.00
Interest Distribution                            2,050,336.73                0.00             163,529.36            2,213,866.09
Principal Distribution                                   0.00                0.00                   0.00                    0.00
Total Distribution                               2,050,336.73                0.00             163,529.36            2,213,866.09
Ending Certificate Balance                     465,000,000.00                0.00          35,000,000.00          500,000,000.00
Pool Factor                                        100.000000%         100.000000%            100.000000%
Total Distribution Per 1,000 Certificate               4.4093              0.0000                 4.6723
- ------------------------------------------------------------------------------------------------------------------------------------
Interest Distribution Per 1,000 Certificate            4.4093              0.0000                 4.6723
Principal Distribution Per 1,000 Certificate           0.0000              0.0000                 0.0000

Delinquencies                    1-30              31-60             61-90            91-120             120+             Total
- -------------                    ----              -----             -----            ------             ----             -----
Number of Accounts               212,341           37,151            17,190            12,357           17,846             296,885
Balance of Accounts          475,818,424       71,038,922        50,016,733        38,095,149       57,696,282      692,665,510.05

                                                           ATTACHMENT 1 - PAGE 3


AT&T Universal Funding Corporation                                                  AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                 Series 1995-5
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                           Class A            Class B              CIA Investor            Investor
- ----------------------                                                                                           Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount              455,000,000.00              0.00         45,000,000.00       500,000,000.00
Floating Allocation Percentage                        91.0000000%        0.0000000%            9.0000000%          56.3984205%
Principal Allocation Percentage                       91.0000000%        0.0000000%            9.0000000%          56.3984205%
Finance Charge Collections                           6,621,054.92              0.00            654,829.61         7,275,884.53
Trust Portfolio Yield
Principal Collections                               68,776,628.70              0.00          6,802,084.16        75,578,712.86
Discount Percentage
Discount Option Receivable Collections                       0.00              0.00                  0.00                 0.00
Monthly Payment Rate
Defaults                                             2,214,108.68              0.00            218,977.78         2,433,086.46
Monthly Default Rate
Recoveries                                             170,886.77              0.00             16,900.89           187,787.66
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                          0.00                  0.00
Charged-Off Principal                                        0.00              0.00                 (0.00)
Reimbursed Principal                                         0.00              0.00                  0.00
Ending Invested/Transferor Amounts                 455,000,000.00              0.00         45,000,000.00       500,000,000.00
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                         Monthly Report          31-Dec-95
                                                                         Distribution Date       17-Jan-96
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                              Transferor              Series                Trust
                                                     Interest             Allocations             Totals
Beginning Principal  Receivables Balance                                                      6,108,245,754.30
Special Funding Account Balance                                                                           0.00
Ending Total Principal Balance                                                                6,108,245,754.30

Series Allocation Percentage                                                        14.51%
Beginning Invested /Transferor Amount                386,549,650.09         886,549,650.09
Floating Allocation Percentage                          43.6015795%           100.0000000%
Principal Allocation Percentage                         43.6015795%           100.0000000%
Finance Charge Collections                             5,624,981.24          12,900,865.77       88,885,781.57
Trust Portfolio Yield                                                                                   12.07%
Principal Collections                                 58,429,850.02         134,008,562.87      923,306,703.84    B
Discount Percentage                                                                                      0.00%
Discount Option Receivable Collections                         0.00                   0.00                0.00
Monthly Payment Rate                                                                                    15.12%
Defaults                                               1,881,017.44           4,314,103.91       29,723,780.12    B
Monthly Default Rate                                                                                     5.84%
Recoveries                                               145,178.51             332,966.18        2,294,106.40
Adjustments                                                                                      (5,387,030.88)
New Receivables                                                                               1,137,732,251.42    B
Ending Principal  Receivables Balance                                                         6,298,334,552.65
Minimum Series Required Balance                                                                 545,000,000.00
Special Funding Account Balance                                                                           0.00
Ending Total Principal Balance                                                                6,298,334,552.65

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                   386,549,650.09         886,549,650.09    6,298,334,552.65
- ------------------------------------------------------------------------------------------------------------------------------------

Group IV Information                        Series 1995-5         Series           Series          Series         Group Total
- --------------------
Invested Amount                             500,000,000.00           0.00             0.00             0.00     500,000,000.00
Average Rate                                       5.9964%        0.0000%          0.0000%          0.0000%            5.9964%
Investor Finance Charge Collections           7,463,672.19           0.00             0.00             0.00       7,463,672.19
Investor Principal Collections               75,578,712.86           0.00             0.00             0.00      75,578,712.86
Investor Default Amount Due                   2,433,086.46           0.00             0.00             0.00       2,433,086.46
Investor Monthly Interest Due                 2,248,640.66           0.00             0.00             0.00       2,248,640.66
Investor Monthly Fees Due                       305,555.56           0.00             0.00             0.00         305,555.56
Investor Additional Amounts Due                       0.00           0.00             0.00             0.00               0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                   Class A          Class B        CIA Investor           Total
- ----------------------------
Investor Coupon                                   5.9733%         0.0000%           6.2297%
Investor Monthly Interest Due                2,038,388.63            0.00        210,252.04        2,248,640.66
Investor Outstanding Interest Due                    0.00            0.00              0.00                0.00
Investor Additional Interest Due                     0.00            0.00              0.00                0.00
                                                     ----            ----              ----                ----
Investor Total Interest Due                  2,038,388.63            0.00        210,252.04        2,248,640.66
Investor  Default Amount Due                 2,214,108.68            0.00        218,977.78        2,433,086.46
Investor Monthly Fees Due                      278,055.56            0.00         27,500.00          305,555.56
Investor Additional Fees Due                         0.00            0.00              0.00                0.00
                                                     ----            ----              ----                ----
Total                                        4,530,552.86            0.00        456,729.82        4,987,282.68
- ------------------------------------------------------------------------------------------------------------------------------------

Reallocated Investor Finance Charge Collections                                                    7,463,672.19
Interest and Principal Funding Investment Proceeds                                                         0.00
Series Adjusted Portfolio Yield                                                                          12.07%
Base Rate                                                                                                 8.00% H
- ------------------------------------------------------------------------------------------------------------------------------------

Application of Collections                        Class A           Class B               CIA Investor              Total
- --------------------------
Available Funds                                6,791,941.70             0.00               671,730.50           7,463,672.19
Monthly Interest Paid                          2,038,388.63             0.00                     0.00           2,038,388.63
Investor Default Amount Paid                   2,214,108.68             0.00                     0.00           2,214,108.68
Excess Spread                                  2,539,444.39             0.00               671,730.50           3,211,174.89
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                             0.00             0.00                                            0.00
Investor Default Amount Shortfall                      0.00             0.00                                            0.00
Required Amount                                        0.00             0.00                                            0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                  0.00             0.00               210,252.04             210,252.04
Investor Default Paid                                  0.00             0.00               218,977.78             218,977.78
Investor Additional Amounts Paid                       0.00             0.00                     0.00                   0.00
Servicing Fee Paid                                                                                                305,555.56
Excess Finance Charge Collections                                                                               2,476,389.51
- ------------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                   0.00                     0.00                   0.00
Monthly Interest Paid                                  0.00             0.00
Investor Default Paid                                  0.00             0.00                                            0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Outstanding Montly Interest                            0.00             0.00                     0.00
Principal Charge-Offs                                  0.00             0.00                    (0.00)
- ------------------------------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount                                                                                          0.00
Principal Funding Account Deposit                                                                                       0.00
Principal Funding Account Balance                                                                                       0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Certificates                                              Class A              Class B         CIA Investor          Total
- ------------
Beginning Certificates Balance                        455,000,000.00                0.00      45,000,000.00     500,000,000.00
Interest Distribution                                   2,038,388.63                0.00         210,252.04       2,248,640.66
Principal Distribution                                          0.00                0.00               0.00               0.00
Total Distribution                                      2,038,388.63                0.00         210,252.04       2,248,640.66
Ending Certificate Balance                            455,000,000.00                0.00      45,000,000.00     500,000,000.00
Pool Factor                                              100.000000%         100.000000%        100.000000%
Total Distribution Per 1,000 Certificate                      4.4800              0.0000             4.6723
- ------------------------------------------------------------------------------------------------------------------------------------
Interest Distribution Per 1,000 Certificate                   4.4800              0.0000             4.6723
Principal Distribution Per 1,000 Certificate                  0.0000              0.0000             0.0000


Delinquencies                      1-30               31-60          61-90             91-120             120+           Total
- -------------                      ----               -----          -----             ------             ----           -----
Number of Accounts                212,341             37,151         17,190            12,357           17,846             296,885
Balance of Accounts           475,818,424         71,038,922     50,016,733        38,095,149       57,696,282      692,665,510.05

                                                           ATTACHMENT 1 - PAGE 4


AT&T Universal Funding Corporation                                                   AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                  Series 1995-2
Monthly Trust Activity                               Class A              Class B           CIA Investor            Investor
                                                                                                                    Interest
- ------------------------------------------------------------------------------------------------------------------------------------
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount            675,000,000.00        35,625,000.00       39,375,000.00          750,000,000.00
Floating Allocation Percentage                      90.0000000%           4.7500000%          5.2500000%             41.0714232%
Principal Allocation Percentage                     90.0000000%           4.7500000%          5.2500000%             41.0714232%
Finance Charge Collections                        10,320,251.90           544,679.96          602,014.69           11,466,946.56
Trust Portfolio Yield
Principal Collections                            105,698,085.34         5,578,510.06        6,165,721.65          117,442,317.05
Discount Percentage
Discount Option Receivable Collections                     0.00                 0.00                0.00                    0.00
Monthly Payment Rate
Defaults                                           3,373,400.74           178,040.59          196,781.71            3,748,223.04
Monthly Default Rate
Recoveries                                           363,781.09            19,199.56           21,220.56              404,201.21
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                           0.00                0.00
Charged-Off Principal                                      0.00                 0.00                0.00
Reimbursed Principal                                       0.00                 0.00                0.00
Ending Invested/Transferor Amounts               675,000,000.00        35,625,000.00       39,375,000.00          750,000,000.00
- ------------------------------------------------------------------------------------------------------------------------------------

AT&T Universal Funding Corporation                                       Monthly Report                         30-Nov-95
Credit Card Asset Backed Securities                                      Distribution Date                      18-Dec-95
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                  Transferor              Series                      Trust
                                                         Interest             Allocations                  Totals
Beginning Principal  Receivables Balance                                                                 6,086,957,320.77
Special Funding Account Balance                                                                                      0.00
Ending Total Principal Balance                                                                           6,086,957,320.77

Series Allocation Percentage                                                           30.00%   C
Beginning Invested /Transferor Amount                   1,076,087,196.23     1,826,087,196.23
Floating Allocation Percentage                               58.9285768%         100.0000000%
Principal Allocation Percentage                              58.9285768%         100.0000000%
Finance Charge Collections                                 16,452,579.16        27,919,525.72               93,065,085.72
Trust Portfolio Yield                                                                                              13.00%
Principal Collections                                     168,504,231.56       285,946,548.61              953,155,162.04
Discount Percentage                                                                                                 0.00%
Discount Option Receivable Collections                              0.00                 0.00                        0.00
Monthly Payment Rate                                                                                               15.66%
Defaults                                                    5,377,886.43         9,126,109.47               30,420,364.89
Monthly Default Rate                                                                                                6.00%
Recoveries                                                    579,940.99           984,142.20                3,280,473.99
Adjustments                                                                                                  2,674,610.44
New Receivables                                                                                          1,008,539,086.51
Ending Principal  Receivables Balance                                                                    6,109,246,269.92
Minimum Series Required Balance                                                                            802,500,000.00
Special Funding Account Balance                                                                                      0.00
Ending Total Principal Balance                                                                           6,109,246,269.92

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                      1,076,087,196.23     1,826,087,196.23            6,109,246,269.92
- ------------------------------------------------------------------------------------------------------------------------------------

Group II Information                           Series 1995-2          Series        Series       Series              Group Total
- --------------------
Invested Amount                                750,000,000.00           0.00          0.00           0.00          750,000,000.00
Average Rate                                          5.9683%        0.0000%       0.0000%        0.0000%                 5.9683%
Investor Finance Charge Collections             11,871,147.76           0.00          0.00           0.00           11,871,147.76
Investor Principal Collections                 117,442,317.05           0.00          0.00           0.00          117,442,317.05
Investor Default Amount Due                      3,748,223.04           0.00          0.00           0.00            3,748,223.04
Investor Monthly Interest Due                    3,985,594.40           0.00          0.00           0.00            3,985,594.40
Investor Monthly Fees Due                          666,666.67           0.00          0.00           0.00              666,666.67
Investor Additional Amounts Due                          0.00           0.00          0.00           0.00                    0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                               Class A          Class B           CIA Investor           Total
- ----------------------------
Investor Coupon                                               5.9500%          6.1000%             6.1625%
Investor Monthly Interest Due                            3,570,000.00       193,166.67          222,427.73        3,985,594.40
Investor Outstanding Interest Due                                0.00             0.00                0.00                0.00
Investor Additional Interest Due                                 0.00             0.00                0.00                0.00
                                                                 ----             ----                ----                ----
Investor Total Interest Due                              3,570,000.00       193,166.67          222,427.73        3,985,594.40
Investor  Default Amount Due                             3,373,400.74       178,040.59          196,781.71        3,748,223.04
Investor Monthly Fees Due                                  600,000.00        31,666.67           35,000.00          666,666.67
Investor Additional Fees Due                                     0.00             0.00                0.00                0.00
                                                                 ----             ----                ----                ----
Total                                                    7,543,400.74       402,873.93          454,209.44        8,400,484.11
- ------------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                                  11,871,147.76
Interest and Principal Funding Investment Proceeds                                                                        0.00
Series Adjusted Portfolio Yield                                                                                         13.00%
Base Rate                                                                                                                7.44%
- ------------------------------------------------------------------------------------------------------------------------------------

Application of Collections                         Class A              Class B            CIA Investor               Total
- --------------------------
Available Funds                                 10,684,032.99           563,879.52          623,235.26           11,871,147.76
Monthly Interest Paid                            3,570,000.00           193,166.67                0.00            3,763,166.67
Investor Default Amount Paid                     3,373,400.74                 0.00                0.00            3,373,400.74
Excess Spread                                    3,740,632.25           370,712.85          623,235.26            4,734,580.36
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                               0.00                 0.00                                        0.00
Investor Default Amount Shortfall                        0.00           178,040.59                                  178,040.59
Required Amount                                          0.00           178,040.59                                  178,040.59
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                    0.00                 0.00          222,427.73              222,427.73
Investor Default Paid                                    0.00           178,040.59          196,781.71              374,822.30
Investor Additional Amounts Paid                         0.00                 0.00                0.00                    0.00
Servicing Fee Paid                                                                                                  666,666.67
Excess Finance Charge Collections                                                                                 3,470,663.66
- ------------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                         0.00                0.00                    0.00
Monthly Interest Paid                                    0.00                 0.00
Investor Default Paid                                    0.00                 0.00                                        0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Outstanding Montly Interest                              0.00                 0.00                0.00
Principal Charge-Offs                                    0.00                 0.00                0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Principal Funding
- -----------------
Controlled Accumulation Amount                                                                                            0.00
Principal Funding Account Deposit                                                                                         0.00
Principal Funding Account Balance                                                                                         0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Certificates                                       Class A               Class B           CIA Investor              Total
- ------------
Beginning Certificates Balance                  675,000,000.00        35,625,000.00       39,375,000.00          750,000,000.00
Interest Distribution                             3,570,000.00           193,166.67          222,427.73            3,985,594.40
Principal Distribution                                    0.00                 0.00                0.00                    0.00
Total Distribution                                3,570,000.00           193,166.67          222,427.73            3,985,594.40
Ending Certificate Balance                      675,000,000.00        35,625,000.00       39,375,000.00          750,000,000.00
Pool Factor                                        100.000000%          100.000000%         100.000000%
Total Distribution Per 1,000 Certificate                5.2889               5.4222              5.6490
- ------------------------------------------------------------------------------------------------------------------------------------
Interest Distribution Per 1,000 Certificate             5.2889               5.4222              5.6490
Principal Distribution Per 1,000 Certificate            0.0000               0.0000              0.0000


Delinquencies                   1-30             31-60             61-90           91-120             120+                Total
- -------------                   ----             -----             -----           ------             ----                -----
Number of Accounts                158,139            30,514            15,366            11,244            16,414            231,677
Balance of Accounts        351,254,958.79     78,426,099.42     45,323,019.03     35,085,817.77     52,445,164.17     562,535,059.18

                                                   ATTACHMENT 1 - PAGE 5

AT&T Universal Funding Corporation      AT&T Universal Card  Master Trust    Monthly Report                        30-Nov-95
Credit Card Asset Backed Securities     Series 1995-3                        Distribution Date                     18-Dec-95
- ----------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                         Class A            Class B           CIA Investor         Investor
                                                                                                         Interest
Beginning Principal Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount         652,500,000.00       45,000,000.00     52,500,000.00       750,000,000.00
Floating Allocation Percentage                    87.0000000%          6.0000000%        7.0000000%          41.0714232%
Principal Allocation Percentage                   87.0000000%          6.0000000%        7.0000000%          41.0714232%
Finance Charge Collections                      9,976,243.50          688,016.79        802,686.26        11,466,946.56
Trust Portfolio Yield
Principal Collections                         102,174,815.83        7,046,539.02      8,220,962.19       117,442,317.05
Discount Percentage
Discount Option Receivable Collections                  0.00                0.00              0.00                 0.00
Monthly Payment Rate
Defaults                                        3,260,954.04          224,893.38        262,375.61         3,748,223.04
Monthly Default Rate
Recoveries                                        351,655.05           24,252.07         28,294.08           404,201.21
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                       0.00              0.00
Charged-Off Principal                                   0.00                0.00              0.00
Reimbursed Principal                                    0.00                0.00              0.00
Ending Invested/Transferor Amounts            652,500,000.00       45,000,000.00     52,500,000.00       750,000,000.00
- --------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------------------
Group I Information                         Series 1995-1        Series 1995-3             Series               Series
Invested Amount                             1,000,000,000.00      750,000,000.00              0.00                 0.00
Average Rate                                          5.9732%             6.0784%           0.0000%              0.0000%
Investor Finance Charge Collections            15,828,197.02       11,871,147.76              0.00                 0.00
Investor Principal Collections                156,589,756.07      117,442,317.05              0.00                 0.00
Investor Default Amount Due                     4,997,630.72        3,748,223.04              0.00                 0.00
Investor Monthly Interest Due                   5,143,610.42        4,178,917.19              0.00                 0.00
Investor Monthly Fees Due                       1,666,666.67          666,666.67              0.00                 0.00
Investor Additional Amounts Due                         0.00                0.00              0.00                 0.00
- --------------------------------------------------------------------------------------------------------------------------




                                                          ATTACHMENT 1 - PAGE 5

AT&T Universal Funding Corporation     AT&T Universal Card  Master Trust   Monthly Report                      30-Nov-95
Credit Card Asset Backed Securities    Series 1995-3                       Distribution Date                   18-Dec-95
- ------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                     Transferor             Series                 Trust
                                                            Interest            Allocations              Totals
Beginning Principal Receivables Balance                                                                6,086,957,320.77
Special Funding Account Balance                                                                                    0.00
Ending Total Principal Balance                                                                         6,086,957,320.77

Series Allocation Percentage                                                             30.00% C
Beginning Invested /Transferor Amount                      1,076,087,196.23   1,826,087,196.23
Floating Allocation Percentage                                   58.9285768%       100.0000000%
Principal Allocation Percentage                                  58.9285768%       100.0000000%
Finance Charge Collections                                    16,452,579.16      27,919,525.72            93,065,085.72
Trust Portfolio Yield                                                                                             13.00%
Principal Collections                                        168,504,231.56     285,946,548.61           953,155,162.04
Discount Percentage                                                                                                0.00%
Discount Option Receivable Collections                                 0.00               0.00                     0.00
Monthly Payment Rate                                                                                              15.66%
Defaults                                                       5,377,886.43       9,126,109.47            30,420,364.89
Monthly Default Rate                                                                                               6.00%
Recoveries                                                       579,940.99         984,142.20             3,280,473.99
Adjustments                                                                                                2,674,610.44
New Receivables                                                                                        1,008,539,086.51
Ending Principal  Receivables Balance                                                                  6,109,246,269.92
Minimum Series Required Balance                                                                          802,500,000.00
Special Funding Account Balance                                                                                    0.00
Ending Total Principal Balance                                                                         6,109,246,269.92
- --------------------------------------------------------------------------------------------------------------------------
Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                         1,076,087,196.23   1,826,087,196.23         6,109,246,269.92
- --------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
Group I Information                                       Group Total
Invested Amount                                            1,750,000,000.00
Average Rate                                                         6.0183%
Investor Finance Charge Collections                           27,699,344.78
Investor Principal Collections                               274,032,073.12
Investor Default Amount Due                                    8,745,853.76
Investor Monthly Interest Due                                  9,322,527.60
Investor Monthly Fees Due                                      2,333,333.33
Investor Additional Amounts Due                                        0.00



- ------------------------------------------------------------------------------------------------------------------------------
Monthly Funding Requirements                      Class A            Class B            CIA Investor                Total
Investor Coupon                                        6.0650%            6.1750%             6.1625%
Investor Monthly Interest Due                    3,627,628.13         254,718.75          296,570.31             4,178,917.19
Investor Outstanding Interest Due                        0.00               0.00                0.00                     0.00
Investor Additional Interest Due                         0.00               0.00                0.00                     0.00
Investor Total Interest Due                      3,627,628.13         254,718.75          296,570.31             4,178,917.19 J
Investor  Default Amount Due                     3,260,954.04         224,893.38          262,375.61             3,748,223.04
Investor Monthly Fees Due                          580,000.00          40,000.00           46,666.67               666,666.67
Investor Additional Fees Due                             0.00               0.00                0.00                     0.00
Total                                            7,468,582.17         519,612.13          605,612.59             8,593,806.89
- ------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge
  Collections                                                                                                   11,721,362.64
Interest and Principal Funding
  Investment Proceeds                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                         12.76% G
Base Rate                                                                                                                7.75%

- ------------------------------------------------------------------------------------------------------------------------------
Application of Collections                      Class A               Class B          CIA Investor                Total
Available Funds                                 10,197,585.50         703,281.76          820,495.39            11,721,362.64
Monthly Interest Paid                            3,627,628.13         254,718.75                0.00             3,882,346.88
Investor Default Amount Paid                     3,260,954.04               0.00                0.00             3,260,954.04
Excess Spread                                    3,309,003.33         448,563.01          820,495.39             4,578,061.73
Monthly Interest Shortfall                               0.00               0.00                                         0.00
Investor Default Amount Shortfall                        0.00         224,893.38                                   224,893.38
Required Amount                                          0.00         224,893.38                                   224,893.38
- ------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                    0.00               0.00          296,570.31               296,570.31
Investor Default Paid                                    0.00         224,893.38          262,375.61               487,269.00
Investor Additional Amounts Paid                         0.00               0.00                0.00                     0.00
Servicing Fee Paid                                                                                                 666,666.67 I
Excess Finance Charge Collections                                                                                3,127,555.75
- ------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                       0.00                0.00                     0.00
Monthly Interest Paid                                    0.00               0.00
Investor Default Paid                                    0.00               0.00                                         0.00
- ------------------------------------------------------------------------------------------------------------------------------
Outstanding Montly Interest                              0.00               0.00                0.00
Principal Charge-Offs                                    0.00               0.00                0.00
- ------------------------------------------------------------------------------------------------------------------------------
Principal Funding
Controlled Accumulation Amount                                                                                           0.00
Principal Funding Account Deposit                                                                                        0.00
Principal Funding Account Balance                                                                                        0.00
- ------------------------------------------------------------------------------------------------------------------------------

Certificates                                    Class A           Class B            CIA Investor                Total
Beginning Certificates Balance                 652,500,000.00      45,000,000.00       52,500,000.00           750,000,000.00
Interest Distribution                                    0.00               0.00          296,570.31               296,570.31
Principal Distribution                                   0.00               0.00                0.00                     0.00
Total Distribution                                       0.00               0.00          296,570.31               296,570.31
Ending Certificate Balance                     652,500,000.00      45,000,000.00       52,500,000.00           750,000,000.00
Pool Factor                                        100.000000%        100.000000%         100.000000%
Total Distribution Per 1,000 Certificate               0.0000             0.0000              5.6490
Interest Distribution Per 1,000 Certificate            0.0000             0.0000              4.2367
Principal Distribution Per 1,000 Certificate           0.0000             0.0000              0.0000

1st   Collection Account Deposit                         0.00               0.00                                         0.00
2nd Collection Accounts Deposit                  3,627,628.13         254,718.75                                 3,882,346.88
3rd Collection Accounts Deposit                          0.00               0.00                                         0.00
Quarterly Interest Distribution                  3,627,628.13         254,718.75                                 3,882,346.88


Delinquencies                                             1-30                    31-60                  61-90
- -------------                                             -----                   -----                  -----
Number of Accounts                                          158,139                30,514                 15,366
Balance of Accounts                                  351,254,958.79         78,426,099.42          45,323,019.03


Delinquencies                                             91-120                 120+                    Total
- -------------                                             ------                 ----                    -----
Number of Accounts                                            11,244               16,414                231,677
Balance of Accounts                                    35,085,817.77        52,445,164.17         562,535,059.18

                                                           ATTACHMENT 1 - PAGE 6


AT&T Universal Funding Corporation                                                    AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                    Series 1995-1
- -----------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                Class A              Class B           CIA Investor            Investor
Beginning Principal  Receivables Balance
Special Funding Account Balance
Beginning Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount             870,000,000.00        60,000,000.00        70,000,000.00      1,000,000,000.00
Floating Allocation Percentage                       87.0000000%           6.0000000%           7.0000000%           16.3323346%
Principal Allocation Percentage                      87.0000000%           6.0000000%           7.0000000%           16.3323346%
Finance Charge Collections                         14,124,019.91           974,070.34         1,136,415.40         16,234,505.65
Trust Portfolio Yield
Principal Collections                             152,309,119.80        10,504,077.23        12,254,756.77        175,067,953.79
Discount Percentage
Discount Option Receivable Collections                      0.00                 0.00                 0.00                  0.00
Monthly Payment Rate
Defaults                                            4,158,050.05           286,762.07           334,555.75          4,779,367.87
Monthly Default Rate
Recoveries                                            401,535.78            27,692.12            32,307.48            461,535.38
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                            0.00                 0.00
Charged-Off Principal                                       0.00                 0.00                 0.00
Reimbursed Principal                                        0.00                 0.00                 0.00
Ending Invested/Transferor Amounts                870,000,000.00        60,000,000.00        70,000,000.00      1,000,000,000.00
- -----------------------------------------------------------------------------------------------------------------------------------

                                                                      Monthly Report                           31-Oct-95
                                                                      Distribution Date                        17-Nov-95
- -----------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                              Transferor                  Series                    Trust
                                                     Interest                Allocations                 Totals
Beginning Principal  Receivables Balance                                                                6,122,823,366.22
Special Funding Account Balance                                                                                     0.00
Beginning Total Principal Balance                                                                       6,122,823,366.22

Series Allocation Percentage                                                            100.00%
Beginning Invested /Transferor Amount                5,122,823,366.22          6,122,823,366.22
Floating Allocation Percentage                            83.6676654%              100.0000000%
Principal Allocation Percentage                           83.6676654%              100.0000000%
Finance Charge Collections                              83,166,504.86             99,401,010.50            99,401,010.50 *
Trust Portfolio Yield                                                                                             14.30%      D
Principal Collections                                  896,842,204.34          1,071,910,158.13         1,071,910,158.13 *
Discount Percentage                                                                                                0.00%
Discount Option Receivable Collections                           0.00                      0.00                     0.00
Monthly Payment Rate                                                                                              17.51%
Defaults                                                24,483,857.39             29,263,225.26            29,263,225.26
Monthly Default Rate                                                                                               5.74%
Recoveries                                               2,364,364.23              2,825,899.61             2,825,899.61
Adjustments                                                                                                (1,732,327.77)
New Receivables                                                                                         1,059,384,335.68
Ending Principal Receivables Balance                                                                    6,082,766,646.27
Minimum Series Required Balance                                                                         1,070,000,000.00
Special Funding Account Balance                                                                                     0.00
Ending Total Principal Balance                                                                          6,082,766,646.27

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                   5,082,766,646.27          6,082,766,646.27         6,082,766,646.27
- -----------------------------------------------------------------------------------------------------------------------------------


Group 1 Information                      Series 1995-1     Series 1995-2       Series 3         Series 4         Group Total
- -----------------------------------------------------------------------------------------------------------------------------------
Average Rate                                      5.9776%           0.0000%           0.0000%          0.0000%             5.9776%
Investor Finance Charge Collections         16,696,041.03              0.00              0.00             0.00       16,696,041.03
Investor Principal Collections             175,067,953.79              0.00              0.00             0.00      175,067,953.79
Investor Default Amount Due                  4,779,367.87              0.00              0.00             0.00        4,779,367.87
Investor Monthly Interest Due                5,147,377.78              0.00              0.00             0.00        5,147,377.78
Investor Monthly Fees Due                    1,666,666.67              0.00              0.00             0.00        1,666,666.67
Investor Additional Amounts Due                      0.00              0.00              0.00             0.00                0.00
- -----------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                        Class A        Class B        CIA Investor      Total
Investor Coupon                                           5.9550%        6.0750%           6.1750%
Investor Monthly Interest Due                        4,461,287.50     313,875.00        372,215.28   5,147,377.78
Investor Outstanding Interest Due                            0.00           0.00              0.00           0.00
Investor Additional Interest Due                             0.00           0.00              0.00           0.00
Investor Total Interest Due                          4,461,287.50     313,875.00        372,215.28   5,147,377.78
Investor  Default Amount Due                         4,158,050.05     286,762.07        334,555.75   4,779,367.87
Investor Monthly Fees Due                            1,450,000.00     100,000.00        116,666.67   1,666,666.67
Investor Additional Amounts Due                              0.00           0.00              0.00           0.00
Total Due                                           10,069,337.55     700,637.07        823,437.70  11,593,412.31
- -----------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                     16,696,041.03
Interest and Principal Funding Investment Proceeds                                                           0.00
Series Adjusted Portfolio Yield                                                                            14.30%
Base Rate                                                                                                   8.18%
- -----------------------------------------------------------------------------------------------------------------------------------

Application of Collections                          Class A        Class B        CIA Investor             Total
Available Funds                                     14,525,555.69   1,001,762.46      1,168,722.87         16,696,041.03
Monthly Interest Paid                                4,461,287.50     313,875.00              0.00          4,775,162.50
Investor Default Amount Paid                         4,158,050.05           0.00              0.00          4,158,050.05
Excess Spread                                        5,906,218.15     687,887.46      1,168,722.87          7,762,828.48
- -----------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                   0.00           0.00                                    0.00
Investor Default Amount Shortfall                            0.00     286,762.07                              286,762.07
Required Amount                                              0.00     286,762.07                              286,762.07
- -----------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                        0.00           0.00        372,215.28            372,215.28
Investor Default Paid                                        0.00     286,762.07        334,555.75            621,317.82
Investor Additional Amounts Paid                             0.00           0.00              0.00                  0.00
Servicing Fee Paid                                                                                          1,666,666.67
Excess Finance Charge Collections                                                                           5,102,628.71
- -----------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                       0.00              0.00                  0.00
Monthly Interest Paid                                        0.00           0.00
Investor Default Paid                                        0.00           0.00                                    0.00
- -----------------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                                 0.00           0.00              0.00
Principal Charge-Offs                                        0.00           0.00              0.00
- -----------------------------------------------------------------------------------------------------------------------------------
Principal Funding
Controlled Accumulation Amount                                                                                      0.00
Principal Funding Account Deposit                                                                                   0.00
Principal Funding Account Balance                                                                                   0.00
- -----------------------------------------------------------------------------------------------------------------------------------

Certificates                                         Class A              Class B           CIA Investor             Total
Beginning Certificates Balance                      870,000,000.00        60,000,000.00        70,000,000.00      1,000,000,000.00
Interest Distribution                                11,225,175.00           789,750.00           372,215.28         12,387,140.28
Principal Distribution                                        0.00                 0.00                 0.00                  0.00
Total Distribution                                   11,225,175.00           789,750.00           372,215.28         12,387,140.28
Ending Certificate Balance                          870,000,000.00        60,000,000.00        70,000,000.00      1,000,000,000.00
Pool Factor                                            100.000000%          100.000000%          100.000000%
Total Distribution Per 1,000 Certificate                   12.9025              13.1625               5.3174
Interest Distribution Per 1,000 Certificate                12.9025              13.1625               5.3174
Principal Distribution Per 1,000 Certificate                0.0000               0.0000               0.0000

1st   Collection Account Deposit                      6,763,887.50           475,875.00                               7,239,762.50
2nd Collection Accounts Deposit                       4,461,287.50           313,875.00           372,215.28          5,147,377.78
Quarterly Interest Distribution                      11,225,175.00           789,750.00           372,215.28         12,387,140.28

Delinquencies                           1-30            31-60           61-90         91-120         120+              Total
Number of Accounts                           147,704          29,884          14,563         10,893         15,228           218,272
Balance of Accounts                   329,996,122.92   76,917,630.31   43,260,546.13  33,604,194.15  48,913,068.04    532,691,561.55

* Principal Collections include initially posted miscellaneous fees, estimated to be $13.3M.
   Finance Charge Collections exclude initially posted miscellaneous fees, estimated to be $13.3M.

                                                           ATTACHMENT 1 - PAGE 7


AT&T Universal Funding Corporation                                                     AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                     Series 1995-1
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                              Class A             Class B            Class C                 Investor
                                                                                                                   Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Beginning Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount            870,000,000.00       60,000,000.00        70,000,000.00       1,000,000,000.00
Floating Allocation Percentage                      87.0000000%          6.0000000%           7.0000000%            16.5836450%
Principal Allocation Percentage                     87.0000000%          6.0000000%           7.0000000%            16.5836450%
Finance Charge Collections                        26,020,422.55        1,794,511.90         2,093,597.22          29,908,531.67
Trust Portfolio Yield
Principal Collections                            284,969,820.26       19,653,091.05        22,928,606.23         327,551,517.54
Discount Percentage
Discount Option Receivable Collections                     0.00                0.00                 0.00                   0.00
Monthly Payment Rate
Defaults                                           7,768,451.83          535,755.30           625,047.85           8,929,254.98
Monthly Default Rate
Recoveries                                           890,026.29           61,381.12            71,611.31           1,023,018.73
Adjustments
New Receivables
Ending Principal Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                          0.00                 0.00
Charged-Off Principal                                      0.00                0.00                 0.00
Reimbursed Principal                                       0.00                0.00                 0.00
Ending Invested/Transferor Amounts               870,000,000.00       60,000,000.00        70,000,000.00       1,000,000,000.00
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                         Monthly Report                     30-Sep-95
                                                                         Distribution Date                  17-Oct-95
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                              Transferor                     Series                 Trust
                                                     Interest                   Allocations              Totals
Beginning Principal  Receivables Balance                                                             6,030,037,436.00
Special Funding Account Balance                                                                                  0.00
Beginning Total Principal Balance                                                                    6,030,037,436.00

Series Allocation Percentage                                                               100.00%
Beginning Invested /Transferor Amount              5,030,037,436.00               6,030,037,436.00
Floating Allocation Percentage                          83.4163550%                   100.0000000%
Principal Allocation Percentage                         83.4163550%                   100.0000000%
Finance Charge Collections                           150,441,033.93                 180,349,565.60     180,349,565.60
Trust Portfolio Yield                                                                                          13.20%
Principal Collections                              1,647,596,395.43               1,975,147,912.97   1,975,147,912.97
Discount Percentage                                                                                             0.00%
Discount Option Receivable Collections                         0.00                           0.00               0.00
Monthly Payment Rate                                                                                           16.38%  E
Defaults                                              44,914,486.81                  53,843,741.79      53,843,741.79
Monthly Default Rate                                                                                            5.36%
Recoveries                                             5,145,822.49                   6,168,841.22       6,168,841.22
Adjustments                                                                                                (54,110.14)
New Receivables                                                                                      2,123,510,909.66
Ending Principal Receivables Balance                                                                 6,124,610,801.04
Minimum Series Required Balance                                                                      1,070,000,000.00
Special Funding Account Balance                                                                                  0.00
Ending Total Principal Balance                                                                       6,124,610,801.04

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                 5,124,610,801.04               6,124,610,801.04   6,124,610,801.04
- ------------------------------------------------------------------------------------------------------------------------------------

Group 1 Information                    Series 1995-1       Series 1995-2     Series 3           Series 4         Group Total
Average Rate                                     5.9776%             0.0000%      0.0000%          0.0000%           5.9776%
Investor Finance Charge Collections        30,931,550.39                0.00         0.00             0.00     30,931,550.39
Investor Principal Collections            327,551,517.54                0.00         0.00             0.00    327,551,517.54
Investor Default Amount Due                 8,929,254.98                0.00         0.00             0.00      8,929,254.98
Investor Monthly Interest Due               7,804,088.89                0.00         0.00             0.00      7,804,088.89   J
Investor Monthly Fees Due                   1,722,222.22                0.00         0.00             0.00      1,722,222.22
Investor Additional Amounts Due                     0.00                0.00         0.00             0.00              0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                   Class A             Class B         Class C             Total
Investor Coupon                                       5.9550%             6.0750%           6.1750%
Investor Monthly Interest Due                    6,763,887.50          475,875.00        564,326.39     7,804,088.89
Investor Outstanding Interest Due                        0.00                0.00              0.00             0.00
Investor Additional Interest Due                         0.00                0.00              0.00             0.00
Investor Total Interest Due                      6,763,887.50          475,875.00        564,326.39     7,804,088.89
Investor  Default Amount Due                     7,768,451.83          535,755.30        625,047.85     8,929,254.98
Investor Monthly Fees Due                        1,498,333.33          103,333.33        120,555.56     1,722,222.22
Investor Additional Amounts Due                          0.00                0.00              0.00             0.00
Total Due                                       16,030,672.66        1,114,963.63      1,309,929.79    18,455,566.09
- ------------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                        30,931,550.39
Interest and Principal Funding Investment Proceeds                                                              0.00
Series Adjusted Portfolio Yield                                                                               13.20%
Base Rate                                                                                                      7.98%
- ------------------------------------------------------------------------------------------------------------------------------------

Application of Collections                     Class A             Class B         Class C             Total
Available Funds                                 26,910,448.84        1,855,893.02      2,165,208.53    30,931,550.39
Monthly Interest Paid                            6,763,887.50          475,875.00              0.00     7,239,762.50
Investor Default Amount Paid                     7,768,451.83                0.00              0.00     7,768,451.83
Excess Spread                                   12,378,109.51        1,380,018.02      2,165,208.53    15,923,336.06
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                               0.00                0.00                               0.00
Investor Default Amount Shortfall                        0.00          535,755.30                         535,755.30
Required Amount                                          0.00          535,755.30                         535,755.30
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                    0.00                0.00        564,326.39       564,326.39
Investor Default Paid                                    0.00          535,755.30        625,047.85     1,160,803.15
Investor Additional Amounts Paid                         0.00                0.00              0.00             0.00
Servicing Fee Paid                               1,498,333.33          103,333.33        120,555.56     1,722,222.22
Excess Finance Charge Collections               10,879,776.18          740,929.39        855,278.73    12,475,984.30
Reallocated Principal                                                        0.00              0.00             0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                    0.00                0.00
Investor Default Paid                                    0.00                0.00                               0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Outstanding Monthly Interest                             0.00                0.00              0.00
Principal Charge-Offs                                    0.00                0.00              0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Principal Funding
Controlled Accumulation Amount                                                                                  0.00
Principal Funding Account Deposit                                                                               0.00
Principal Funding Account Balance                                                                               0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Certificates                                   Class A             Class B         Class C                Total
Beginning Certificates Balance                 870,000,000.00       60,000,000.00     70,000,000.00    1,000,000,000.00
Interest Distribution                                    0.00                0.00        564,326.39          564,326.39
Principal Distribution                                   0.00                0.00              0.00                0.00
Total Distribution                                       0.00                0.00        564,326.39          564,326.39
Ending Certificate Balance                     870,000,000.00       60,000,000.00     70,000,000.00    1,000,000,000.00
Pool Factor                                       100.000000%         100.000000%       100.000000%

                                                           ATTACHMENT 1 - PAGE 8


AT&T Universal Funding Corporation                                                     AT&T Universal Card  Master Trust
Credit Card Asset Backed Securities                                                    Series 1995-2
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                                Class A               Class B          CIA Investor            Investor
                                                                                                                     Interest
Beginning Principal  Receivables Balance
Special Funding Account Balance
Ending Total Principal Balance

Series Allocation Percentage
Beginning Invested /Transferor Amount                675,000,000.00      35,625,000.00       39,375,000.00        750,000,000.00
Floating Allocation Percentage                          90.0000000%         4.7500000%          5.2500000%           57.4525966%
Principal Allocation Percentage                         90.0000000%         4.7500000%          5.2500000%           57.4525966%
Finance Charge Collections                             9,822,444.11         518,406.77          572,975.91         10,913,826.79
Trust Portfolio Yield
Principal Collections                                102,031,262.36       5,384,983.29        5,951,823.64        113,368,069.28
Discount Percentage
Discount Option Receivable Collections                         0.00               0.00                0.00                  0.00
Monthly Payment Rate
Defaults                                               3,284,666.73         173,357.41          191,605.56          3,649,629.69
Monthly Default Rate
Recoveries                                               253,513.35          13,379.87           14,788.28            281,681.50
Adjustments
New Receivables
Ending Principal  Receivables Balance
Minimum Series Required Balance
Special Funding Account Balance
Ending Total Principal Balance

Reallocated Principal                                                             0.00                0.00
Charged-Off Principal                                          0.00               0.00                0.00
Reimbursed Principal                                           0.00               0.00                0.00
Ending Invested/Transferor Amounts                   675,000,000.00      35,625,000.00       39,375,000.00        750,000,000.00
- ------------------------------------------------------------------------------------------------------------------------------------

                                                                        Monthly Report                         31-Dec-95
                                                                        Distribution Date                      17-Jan-96
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Trust Activity                               Transferor              Series                   Trust
                                                      Interest             Allocations                Totals
Beginning Principal  Receivables Balance                                                             6,108,245,754.30
Special Funding Account Balance                                                                                  0.00
Ending Total Principal Balance                                                                       6,108,245,754.30

Series Allocation Percentage                                                         21.37%
Beginning Invested /Transferor Amount                 555,424,026.05       1,305,424,026.05
Floating Allocation Percentage                           42.5474034%           100.0000000%
Principal Allocation Percentage                          42.5474034%           100.0000000%
Finance Charge Collections                              8,082,402.16          18,996,228.95             88,885,781.57
Trust Portfolio Yield                                                                                          12.07%
Principal Collections                                  83,956,465.96         197,324,535.24            923,306,703.84
Discount Percentage                                                                                             0.00%
Discount Option Receivable Collections                          0.00                   0.00                      0.00
Monthly Payment Rate                                                                                           15.12%
Defaults                                                2,702,789.36           6,352,419.05             29,723,780.12
Monthly Default Rate                                                                                            5.84%  F
Recoveries                                                208,603.56             490,285.06              2,294,106.40
Adjustments                                                                                             (5,387,030.88)
New Receivables                                                                                      1,137,732,251.42
Ending Principal  Receivables Balance                                                                6,298,334,552.65
Minimum Series Required Balance                                                                        802,500,000.00
Special Funding Account Balance                                                                                  0.00
Ending Total Principal Balance                                                                       6,298,334,552.65

Reallocated Principal
Charged-Off Principal
Reimbursed Principal
Ending Invested/Transferor Amounts                    555,424,026.05       1,305,424,026.05          6,298,334,552.65
- ------------------------------------------------------------------------------------------------------------------------------------

Group II Information                         Series 1995-2         Series         Series          Series          Group Total
Invested Amount                                    750,000,000.00            0.00           0.00             0.00   750,000,000.00
Average Rate                                              5.9748%         0.0000%        0.0000%          0.0000%          5.9748%
Investor Finance Charge Collections                 11,195,508.29            0.00           0.00             0.00    11,195,508.29
Investor Principal Collections                     113,368,069.28            0.00           0.00             0.00   113,368,069.28
Investor Default Amount Due                          3,649,629.69            0.00           0.00             0.00     3,649,629.69
Investor Monthly Interest Due                        3,734,277.34            0.00           0.00             0.00     3,734,277.34
Investor Monthly Fees Due                            1,250,000.00            0.00           0.00             0.00     1,250,000.00
Investor Additional Amounts Due                              0.00            0.00           0.00             0.00             0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Monthly Funding Requirements                 Class A               Class B        CIA Investor       Total
Investor Coupon                                        5.9500%            6.1000%           6.2875%
Investor Monthly Interest Due                     3,346,875.00         181,093.75        206,308.59    3,734,277.34
Investor Outstanding Interest Due                         0.00               0.00              0.00            0.00
Investor Additional Interest Due                          0.00               0.00              0.00            0.00
Investor Total Interest Due                       3,346,875.00         181,093.75        206,308.59    3,734,277.34
Investor  Default Amount Due                      3,284,666.73         173,357.41        191,605.56    3,649,629.69
Investor Monthly Fees Due                         1,125,000.00          59,375.00         65,625.00    1,250,000.00
Investor Additional Fees Due                              0.00               0.00              0.00            0.00
Total                                             7,756,541.73         413,826.16        463,539.15    8,633,907.04
- ------------------------------------------------------------------------------------------------------------------------------------
Reallocated Investor Finance Charge Collections                                                       11,195,508.29
Interest and Principal Funding Investment Proceeds                                                             0.00
Series Adjusted Portfolio Yield                                                                              12.07%
Base Rate                                                                                                     7.97%
- ------------------------------------------------------------------------------------------------------------------------------------

Application of Collections                   Class A               Class B        CIA Investor       Total
Available Funds                                  10,075,957.46         531,786.64        587,764.19   11,195,508.29
Monthly Interest Paid                             3,346,875.00         181,093.75              0.00    3,527,968.75
Investor Default Amount Paid                      3,284,666.73               0.00              0.00    3,284,666.73
Excess Spread                                     3,444,415.74         350,692.89        587,764.19    4,382,872.81
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Shortfall                                0.00               0.00                              0.00
Investor Default Amount Shortfall                         0.00         173,357.41                        173,357.41
Required Amount                                           0.00         173,357.41                        173,357.41
- ------------------------------------------------------------------------------------------------------------------------------------
Monthly Interest Paid                                     0.00               0.00        206,308.59      206,308.59
Investor Default Paid                                     0.00         173,357.41        191,605.56      364,962.97
Investor Additional Amounts Paid                          0.00               0.00              0.00            0.00
Servicing Fee Paid                                                                                     1,250,000.00
Excess Finance Charge Collections                                                                      2,561,601.25
- ------------------------------------------------------------------------------------------------------------------------------------
Reallocated Principal                                                        0.00              0.00            0.00
Monthly Interest Paid                                     0.00               0.00
Investor Default Paid                                     0.00               0.00                              0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Outstanding Montly Interest                               0.00               0.00              0.00
Principal Charge-Offs                                     0.00               0.00              0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Principal Funding
Controlled Accumulation Amount                                                                                 0.00
Principal Funding Account Deposit                                                                              0.00
Principal Funding Account Balance                                                                              0.00
- ------------------------------------------------------------------------------------------------------------------------------------

Certificates                                 Class A               Class B        CIA Investor       Total
Beginning Certificates Balance                  675,000,000.00      35,625,000.00     39,375,000.00  750,000,000.00
Interest Distribution                             3,346,875.00         181,093.75        206,308.59    3,734,277.34
Principal Distribution                                    0.00               0.00              0.00            0.00
Total Distribution                                3,346,875.00         181,093.75        206,308.59    3,734,277.34
Ending Certificate Balance                      675,000,000.00      35,625,000.00     39,375,000.00  750,000,000.00
Pool Factor                                        100.000000%        100.000000%       100.000000%
Total Distribution Per 1,000 Certificate                4.9583             5.0833            5.2396
- ------------------------------------------------------------------------------------------------------------------------------------
Interest Distribution Per 1,000 Certificate             4.9583             5.0833            5.2396
Principal Distribution Per 1,000 Certificate            0.0000             0.0000            0.0000


         Delinquencies                   1-30              31-60          61-90          91-120           120+            Total
Number of Accounts                       212,341           37,151          17,190          12,357         17,846           296,885
Balance of Accounts                  475,818,424       71,038,922      50,016,733      38,095,149     57,696,282    692,665,510.05

Change in Account Owner Retained                          0.0163%